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                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John Howell Bullion, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to sign the Report on Form 10-K of Orphan Medical, Inc. for the 12 months ended December 31, 2001, and any and all amendments to such Report on Form 10-K and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the substitutes for such attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

Name                                       Title                    Date

   /s/ Farah Champsi                      Director              March __, 2002
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Farah Champsi


   /s/ Michael Greene                     Director              March __, 2002
--------------------------------
Michael Greene


  /s/ Thomas King                         Director              March __, 2002
--------------------------------
Thomas King


 /s/ W. Leigh Thompson                    Director              March __, 2002
--------------------------------
W. Leigh Thompson, Ph.D.  M.D.


 /s/ Julius Vida                          Director              March __, 2002
--------------------------------
Julius Vida, Ph.D., M.B.A.


 /s/ William M. Wardell                   Director              March __, 2002
--------------------------------
William M. Wardell, Ph.D., M.D.